                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 1999 (June 30, 1999)

                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 1-983                                 25-0687210
        (Commission File Number)            (IRS Employer Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN                46545-3440
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: 219-273-7000

ITEM 5.  OTHER EVENTS

National Steel Corporation (NYSE: NS) and the United Steelworkers of America
(USWA) issued a press release on June 30, 1999 announcing that they began formal collective bargaining talks on June 18, 1999 for a new Basic Labor Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press release dated June 30, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NATIONAL STEEL CORPORATION

Date: July 1, 1999        By:  /s/ Glenn H. Gage
                             --------------------------
                               Glenn H. Gage
                               Senior Vice President and Chief Financial Officer